UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06445

The Herzfeld Caribbean Basin Fund, Inc.
(Exact name of registrant as specified in charter)

119 WASHINGTON AVE, SUITE 504, MIAMI BEACH, FL 33139
(Address of principal executive offices) (Zip code)

THOMAS J. HERZFELD
119 WASHINGTON AVE, SUITE 504, MIAMI BEACH, FL 33139
(Name and address of agent for service)

Registrant’s telephone number, including area code: 305-271-1900

Date of fiscal year end: 06/30/2015

Date of reporting period: 7/01/2014 - 12/31/2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SHAREHOLDER REPORT

The Herzfeld Caribbean Basin Fund, Inc.

Semi-Annual Report
December 31, 2014

The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 (305) 271-1900
The Herzfeld Caribbean Basin Fund Inc.’s investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor’s view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela (“Caribbean Basin Countries”). The Fund invests at least 80% of its total assets in equity and equity-linked securities of issuers, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries.

Investment Advisor
HERZFELD/CUBA a division of Thomas J. Herzfeld Advisors, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 (305) 271-1900

Transfer Agent & Registrar
State Street Bank and Trust 200 Clarendon Street, 16th Floor Boston, MA 02116 (617) 662-2760

Custodian
State Street Bank and Trust 200 Clarendon Street, 5th Floor Boston, MA 02116

Counsel
Pepper Hamilton LLP 3000 Two Logan Square 18th and Arch Streets Philadelphia, PA 19103

Independent Auditors KPMG, LLP 191 W. Nationwide Blvd., Suite 500 Columbus, OH 43215

Listed NASDAQ Capital Market
Symbol: CUBA

Letter to Stockholders

Thomas J. Herzfeld Chairman, President and Portfolio Manager

January 31, 2015

Dear Fellow Stockholders,

We are pleased to present our Semi-Annual Report for the six-month period ended December 31, 2014. On that date, the net asset value of The Herzfeld Caribbean Basin Fund, Inc. (CUBA) was $7.66 per share, down -9.21% for the six months then ended, adjusted for the $0.635 per share year-end capital gains distribution paid on January 7, 2015. The Fund’s share price closed the period at $8.89 per share, a gain of 17.90% over the same semi-annual time period, also adjusted for the distribution.* For calendar year 2014, the Fund’s net asset value depreciated -8.21% while the share price advanced 19.37%; both figures are adjusted for the year-end distribution.*

Thawing of U.S. Cuba Relations

The Fund seeks long-term capital appreciation through investment in companies that the Advisor believes are poised to benefit from economic, political, structural and technological developments in countries in the Caribbean Basin. An important part of that investment strategy continues to be focused on Caribbean Basin companies that we believe would benefit from the resumption of U.S. trade with Cuba.

Long time stockholders got some very welcome news on December 17, 2014, roughly twenty years after the launch of the Fund. President Obama announced sweeping policy changes, creating a roadmap to normalizing relations with Cuba. The major stumbling block to enacting the policy changes was the overhang from negotiations regarding political prisoners in both countries (as we have alluded to in previous stockholder reports). The U.S. and Cuban governments negotiated a “spy swap” in which Cuba released Rolando Sarraff Trujillo, a Cuban working as a U.S. intelligence agent, in exchange for the three remaining members of the “Cuban Five” incarcerated in the U.S. Cuba also released 53 imprisoned dissidents on January 12, 2015. Concurrent with the “spy swap” Cuba released Alan Gross, a USAID contractor who had been imprisoned for 5 years, on humanitarian grounds.

*
The calculation of the total investment return assumes reinvestment of dividends and distributions at prices obtained by the dividend reinvestment plan. This calculation does not include any adjustments for the 2014 rights offering.

Letter to Stockholders (continued)

Erik M. Herzfeld Portfolio Manager

Although the U.S.-Cuban embargo remains in place, the new U.S. policy changes include easing travel restrictions to the island, opening an embassy, allowing U.S. financial institutions to open accounts with Cuban banks, allowing the use of U.S. credit and debit cards in Cuba, and permitting the export of telecommunications equipment, agricultural commodities, and construction supplies to Cuba. These policy changes are broad, and sweeping. We had been anticipating the release of Alan Gross as a way to kick start dialogue between the U.S. and Cuba; but President Obama was able to negotiate numerous policy changes with the Cuban government all at once. As we mentioned in our last semi-annual report, the Cuban economic situation has been steadily worsening over the years. Given the collapse in the price of oil, as well as deteriorating economic relationships with its closest allies, Venezuela and Russia, it is not surprising that Cuba was keen to begin normalizing relations with the U.S. More than one third of Cuba’s imports come from Venezuela, a country that has seen continuing economic and political instability with inflation over 60% and declining oil production. With oil prices below $50, it is extremely difficult for Venezuela to honor its agreement with Cuba to provide subsidized oil in exchange for Cuban doctors.

We believe the reopened dialogue will provide ample opportunities for small businesses in Cuba to thrive and help rebuild the island nation, which has been isolated from the U.S. for over 50 years. To put the current situation into perspective, prior to 1960, 3 million Americans a year visited the island nation; last year that number was approximately 300,000. Further, in all of Havana, there are only 25,000 hotel rooms available - that is a little less than double the size of Las Vegas’ The Venetian and MGM Grand combined. When relations normalize we would expect the number of American visitors to return to pre-1960 levels and likely to continue to grow.

Investment Strategy and Outlook

Two new holdings in the Fund are The Bank of Nova Scotia (BNS) and Spirit Airlines, Inc. (SAVE). BNS, also known as ScotiaBank, is the largest international bank with a presence in the Caribbean and is already in Cuba. Now that President Obama has paved the way for U.S. banks to commence operations in Cuba, we believe ScotiaBank, uniquely positioned with first mover advantage, is in the best position to thrive there.

The other main area in which President Obama loosened restrictions was travel. The executive orders allow for 12 exemptions for travel under a general license from the Office of Foreign Asset Control (OFAC). In the near future, travelers should be able to make reservations directly with airlines to fly directly to Cuba on U.S. carriers; however,

Letter to Stockholders (continued)

before this can occur, the U.S. Department of Transportation must negotiate routes with Cuba. We expect Spirit Airlines, which is based in Miami and already has flights daily throughout the Caribbean, will seek to add Havana and Santiago de Cuba to its list of cities in the region. Spirit has already expressed interest in flying to Cuba according to media reports, and we expect it to take advantage of its base of operations in South Florida and existing customer base. Furthermore, its customer base is primarily lower fare traffic, which is consistent with the existing audience that currently travels to Cuba.

Copa Holdings, S.A. (NYSE: CPA) continues to be our largest holding and we expect the recent drop in fuel prices to increase operating margins for the airline. With some of the highest margins in the industry, CPA looks poised to rebound in 2015. Traffic should pick up after completion of the Panama Canal upgrade while low fuel prices should boost travel. CPA already has the most flights to Cuba of any foreign operator, situated in the newer International Terminal 3 of José Marté International Airport in Havana, and is poised to profit from any pickup in flights to the island.

Our second largest holding, MasTec, Inc. (NYSE: MTZ), had a rough 2014 losing nearly a third of its market value after its largest customer, AT&T, cut its capital expenditure spending for the year. In addition, the sharp drop in oil prices caused investors to reevaluate MTZs growing pipeline business. This infrastructure contractor cited uncertainties in its 2015 estimates due to low oil prices and expected lower levels of wireless project activity. However, at a P/E of 10.94 at year’s end and expected revenue growth, MTZ is attractive at the current valuation. Additionally, MTZ authorized a $100 million stock buyback in December while announcing it did not have any delays or cancellations of energy related projects.

In the past six months, we were able to take advantage of a Dutch Auction for shares of Fresh Del Monte Produce, Inc. (NYSE: FDP). We sold at a price of $34.50 per share. We liquidated our entire position only to buy back shares shortly after the auction at a price of $31.30. We also were the beneficiary of Chiquita Brands International’s (CQB) sale to Cutrale-Safra. We exited the position through the proposed deal that was at a premium of 44% to Chiquita’s closing price on August 11, 2014.

Mexico was once again a sore spot for the Fund. The Mexican Bolsa had its second consecutive negative year dropping -9.43%, measured in U.S. dollars and adjusted for dividends. Weak oil prices, government scandals, and the strong U.S. dollar all contributed to Mexico’s underperformance in 2014. These headwinds may turn to tailwinds in 2015 if oil prices stabilize and the strong dollar spurs more Mexican exports to its largest trading partner, the U.S. Mexican companies are well positioned to participate in the opening up of Cuba. For instance, Cemex S.A.B. de C.V., América Móvil, S.A.B. de C.V., and Coca-Cola Femsa S.A.B. de C.V. can help provide construction materials, telecommunication equipment, and consumer staples to the island nation.

Letter to Stockholders (continued)

Rights Offering

The Fund conducted a non-transferable rights offering during the period. Stockholders of record October 9, 2014, were permitted to subscribe for one newly issued common share of the Fund for every three rights held. Additionally, the Fund had the option to issue additional shares subject to subscription by up to 50% of the shares offered. In accordance with the terms of the rights offering, the subscription price of $6.77 per share represented 95% of the average volume-weighted closing sale price at which the common stock of the Fund traded on the NASDAQ Capital Market on December 4, 2014, and the preceding four trading days. The offering was completed on December 4, 2014 and was heavily oversubscribed, and the Fund issued the entire 50% optional secondary oversubscription. In our view, it was a very successful rights offering.

Shortly after the close of the rights offering which closed with a subscription price of $6.77 per share, the Fund’s share price traded at a premium after President Obama’s surprise December 17 announcement, with the stock price reaching a high of $14.97 per share in the days following the announcement. At the close of 2014 the Fund was traded at approximately a 16% premium, and a share price of $8.89.

We would like to thank the Fund’s stockholders for their vote of confidence evidenced by their participation in the offering.

Additional Research Capabilities

While the Fund’s portfolio management team remains the same, Thomas J. Herzfeld Advisors, Inc., is pleased to announce it has hired Teo Babun, D.Min/D.Litt and Jose Oro, D.Sc as Analysts to enhance its research capabilities. Dr. Babun and Dr. Oro will cover the Caribbean Basin with a special focus on Cuba.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Portfolio composition is subject to change.

Letter to Stockholders (continued)

Largest Allocations

The following tables present our largest investment and geographic allocations as of December 31, 2014.

Geographic Allocation	% of Net Assets	Largest Portfolio Positions	% of Net Assets
USA	47.62%	Copa Holdings, S.A	9.18%
Panama	14.60%	MasTec, Inc.	6.36%
Mexico	14.08%	Seaboard Corporation	5.61%
Cayman Island	3.44%	Royal Caribbean Cruises Ltd.	5.02%
Bahamas	3.40%	Lennar Corp.	4.25%
Puerto Rico	2.85%	Norwegian Cruise Line Holdings	3.99%
Colombia	2.22%	Carnival Corporation	3.29%
Canada	0.53%	Consolidated Water, Inc.	3.13%
Belize	0.04%	Watsco Incorporated	3.08%
Latin Amer. Region	0.02%	Banco Latinoamericano de Comercio Exterior, S.A.	2.98%
Cuba	0.00%	Cemex, S.A.B. de C.V. ADR	2.69%
Cash and Other Countries	11.20%	Avianca Holdings, S.A.	2.44%

Daily net asset values and press releases by the Fund are available at www.herzfeld.com.

We would like to thank the members of the Board of Directors for their hard work and guidance and also thank our fellow stockholders for their continued support and suggestions.

Sincerely,

Thomas J. Herzfeld	Erik M. Herzfeld
Chairman of the Board,	Portfolio Manager
President and Portfolio Manager

Schedule of Investments as of December 31, 2014 (unaudited)

Shares or Principal Amount	Description	Fair Value
Common stocks - 89.05% of net assets

Airlines - 13.97%
88,682	Avianca Holdings, S.A.	$1,040,240
37,800	Copa Holdings, S.A.	3,917,592
11,815	ERA Group Inc.*	249,887
10,000	Spirit Airlines, Inc.	755,800

Banking and finance - 8.74%
19,780	Bancolombia, S.A.	947,066
42,300	Banco Latinoamericano de Comercio Exterior, S.A.	1,273,230
4,000	Bank of Nova Scotia	228,320
22,643	Evertec Inc.	501,090
14,000	Popular Inc.*	476,700
3,844	W Holding Company Inc. (Note 3)*	--
17,000	Western Union Company	304,470

Communications - 8.27%
44,690	América Móvil, S.A.B. de C.V. ADR	991,224
71,200	América Móvil, S.A.B. de C.V. Series A	78,978
209,144	América Móvil, S.A.B. de C.V. Series L	233,269
11,988	Atlantic Tele-Network, Inc.	810,269
518,210	Fuego Enterprises Inc.*	194,329
210,994	Grupo Radio Centro S.A.B. de C.V.*	229,320
28,400	Grupo Televisa, S.A.B. ADR	967,304
10,030	Spanish Broadcasting System, Inc.*	23,169

Conglomerates and holding companies - 0.04%
250,000	Admiralty Holding Company (Note 3)*	--
70,348	BCB Holdings Ltd.*	12,066
3,250	Shellshock Ltd. Ord.*	3,446

Construction and related - 10.70%
112,743	Cemex S.A.B. de C.V. ADR	1,148,851
62,754	Cemex S.A.B. de C.V. Series CPO	64,117
20	Ceramica Carabobo Class A ADR (Note 3)*	--
3,400	Martin Marietta Materials	375,088
120,100	MasTec, Inc.*	2,715,461
4,000	Vulcan Materials	262,920

*     Non-income producing

See accompanying notes.

Schedule of Investments as of December 31, 2014 (unaudited)

Shares or Principal Amount	Description	Fair Value

Consumer products and related manufacturing - 3.08%
327,290	Grupo Casa Saba, S.A.B. de C.V. (Note 3)*	$--
12,300	Watsco Incorporated	1,316,100

Food, beverages and tobacco - 4.84%
53,874	Cleanpath Resources Corp.*	5
8,799	Coca Cola Femsa, S.A.B. de C.V. ADR	761,289
18,900	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	167,795
11,000	Fomento Económico Mexicano, S.A.B. de C.V. ADR	968,330
5,000	Fresh Del Monte Produce Inc.	167,750

Housing - 4.25%
40,500	Lennar Corporation	1,814,805

Investment companies - 1.48%
6,000	iShares MSCI Mexico Capped ETF	356,340
800	Latin American Discovery Fund	8,920
1,451	Mexico Equity & Income Fund	18,065
5,000	Mexico Fund Inc.	104,000
6,082	Salient Midstream & MLP Fund	145,846
70,348	Waterloo Investment Holdings Ltd. (Note 3)*	--

Leisure - 14.74%
31,000	Carnival Corp.	1,405,230
36,443	Norwegian Cruise Line Holdings Ltd.*	1,704,075
26,000	Royal Caribbean Cruises Ltd.	2,143,180
22,467	Steiner Leisure Ltd.*	1,038,200

Mining - 2.65%
3,872	Grupo México, S.A.B. de C.V. Series B	11,241
32,000	Freeport McMoran Copper	747,520
26,900	Tahoe Resources, Inc.*	373,103

Pulp and paper - 0.09%
18,300	Kimberly-Clark de México, S.A.B. de C.V. Series A	39,866

Railroad - 1.48%
5,750	Norfolk Southern Corporation	630,258

*      Non-income producing

See accompanying notes.

Schedule of Investments as of December 31, 2014 (unaudited)

Shares or Principal Amount	Description	Fair Value

Retail - 1.39%
1,270	Grupo Elektra, S.A.B. de C.V. Series CPO	$48,325
1,000	Pricesmart Inc.	91,220
210,222	Wal-Mart de México, S.A.B. de C.V. Series V	452,541

Service - 0.02%
700	Grupo Aeroportuario del Sureste, S.A.B. de C.V. Series B	9,256

Trucking and marine freight - 7.10%
570	Seaboard Corporation*	2,392,832
2,000	Seacor Holdings, Inc.*	147,620
9,589	Teekay LNG Partners LP	412,327
36,000	Ultrapetrol Bahamas Ltd.*	77,040

Utilities - 5.38%
12,000	Caribbean Utilities Ltd. Class A	128,520
125,238	Consolidated Water, Inc.	1,337,542
700	Cuban Electric Company (Note 3)*	--
40,500	Teco Energy Inc.	829,845

Other - 0.83%
25,000	Geltech Solutions Inc.*	5,750
4,420	Gusbourne PLC*	4,480
13,000	Impellam Group	102,365
55,921	Margo Caribe, Inc.*	240,460
895	Siderurgica Venezolana Sivensa, S.A. ADR (Note 3)*	--
79	Siderurgica Venezolana Sivensa, S.A. Series B (Note 3)*	--

Total common stocks (cost $33,778,632)		$38,006,247

Bonds - 0% of net assets
$165,000	Republic of Cuba - 4.5%, 1977 - in default	$--

Total bonds (cost $63,038) (Note 2)*		$--

Other assets less liabilities - 10.95% of net assets		$4,671,063

Net assets - 100%		$42,677,310

*     Non-income producing

See accompanying notes.

Schedule of Investments as of December 31, 2014 (unaudited)

The investments are concentrated in the following geographic regions (as percentages of net assets):

United States of America	47.62%
Panama	14.60%
Mexico	14.08%
Other, individually under 5%**	23.70%
100.00%

*	Non-income producing
**	Amount includes other assets less liabilities of 10.95%

See accompanying notes.

Statement of Assets and Liabilities as of
December 31, 2014 (unaudited)

ASSETS

Investments in securities, at fair value (cost $33,841,670)
(Notes 2 and 3)		$38,006,247
Cash		8,575,134
Dividends receivable		51,910
Other assets		21,172

TOTAL ASSETS		46,654,463

LIABILITIES

Payable for investments purchased	$232,006
Accrued investment advisor fee (Note 4)	127,018
Distributions payable	3,536,700
Foreign tax withholding	459
Other payables	80,970

TOTAL LIABILITIES		3,977,153

NET ASSETS (Equivalent to $7.66 per share based on 5,569,606* shares outstanding)		$42,677,310

Net assets consist of the following:
Common stock, $.001 par value; 100,000,000 shares authorized; 5,569,606* shares issued and outstanding		$5,570
Additional paid-in capital		38,472,445
Accumulated net investment gain and net realized gain on investments		34,718
Net unrealized gain on investments (Note 5)		4,164,577

NET ASSETS		$42,677,310

*
Includes 213,222 shares issued through dividend reinvestment plan, 1,812,293 shares issued through a rights offering conducted in 2007 and 1,856,535 shares issued through a rights offering conducted in 2014. (Note 7)

See accompanying notes.

Statement of Operations Six Months Ended
 December 31, 2014 (unaudited)

INVESTMENT INCOME AND EXPENSES

Dividends and interest		$306,384

Investment advisor fees (Note 4)	$249,170
Professional fees	105,820
Custodian fees	42,000
Insurance	19,500
Director fees	17,500
CCO salary (Note 4)	13,456
Transfer agent fees	12,000
Printing and postage	11,517
Listing fees	7,500
Proxy services	5,887
Other	12,369
Total investment expenses		496,719

NET INVESTMENT LOSS		(190,335)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments and foreign currency	497,421
Net change in unrealized appreciation (depreciation)on investments and foreign currency	(371,908)

NET GAIN ON INVESTMENTS		125,513

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(64,822)

See accompanying notes.

Statements of Changes in Net Assets
Six Months Ended December 31, 2014 and Year Ended June 30, 2014

	Six Months Ended 12/31/14 (unaudited)	Year-Ended 6/30/14

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment loss	$(190,335)	$(267,942)
Net realized gain on investments and foreign currency	497,421	4,571,398
Net change in unrealized appreciation (depreciation)on investments and foreign currency	(371,908)	(653,954)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(64,822)	3,649,502

DISTRIBUTIONS TO STOCKHOLDERS
Realized gains	(3,536,700)	(4,232,900)

CAPITAL STOCK TRANSACTIONS
Net proceeds of rights offering (Note 7)	12,416,896	--

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,815,374	(583,398)

NET ASSETS

Beginning	33,861,936	34,445,334

Ending	$42,677,310	$33,861,936

See accompanying notes.

Financial Highlights

	Six Months Ended 12/31/14	Year Ended June 30
	Unaudited	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE
(For a share of capital stock outstanding for each year)
Net asset value, beginning of year	$9.12	$9.28	$7.90	$8.13	$6.12	$5.35

Operations:
Net investment loss	(0.03)	(0.07)	(0.03)	(0.06)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investment transactions	0.02	1.05	1.61	(0.11)	2.07	0.84
Total from operations	(0.01)	0.98	1.58	(0.17)	2.01	0.77

Distributions:
From net realized gains	(0.64)	(1.14)	(0.20)	(0.06)	--	--
Total distributions	(0.64)	(1.14)	(0.20)	(0.06)	--	--

Dilutive effect of rights offering	(0.81)	--	--	--	--	--

Net asset value, end of year	$7.66	$9.12	$9.28	$7.90	$8.13	$6.12

Per share market value, end of year	$8.89	$8.15	$8.51	$6.97	$7.14	$5.67

Total investment return (loss) based on market value per share	17.90%	8.98%	25.31%	(1.39%)	25.93%	(6.59%)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$42,677	$33,862	$34,445	$29,330	$30,169	$22,707
Ratio of expenses to average net assets	2.84%[1]	2.46%	2.50%	2.68%	2.66%	2.78
Ratio of net investment loss to average net assets	(1.10%)[1]	(0.78%)	(0.38%)	(0.81%)	(0.81%)	(1.05%)
Portfolio turnover rate	12%	24%	37%	15%	22%	27%

1        This figure has been annualized; however, the percentage shown is not necessarily indicative of results for a full year.
See accompanying notes.

Notes to Financial Statements (unaudited)

NOTE 1. ORGANIZATION AND RELATED MATTERS

The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940, as amended and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ Capital Market and trades under the symbol “CUBA”.

The Fund’s investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country (collectively, “Caribbean Basin Companies”). Under normal conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Countries. This 80% policy may be changed without stockholder approval upon sixty days written notice to stockholders. The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

At December 31, 2014, the Fund had foreign investments in companies operating principally in Panama and Mexico representing approximately 14.60% and 14.08% of the Fund’s net assets, respectively.

The Fund’s custodian and transfer agent is State Street Bank and Trust Company (“SSBT”), PO Box 9130, Boston, Massachusetts 02117.

Notes to Financial Statements (unaudited)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1:	quoted prices in active markets for identical investments

Level 2:
other significant observable inputs (including quoted prices for identical investments in markets that are not active, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3:	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Notes to Financial Statements (unaudited)

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure.  Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.  The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation.  In periods of market dislocation, the observability of prices and inputs may be reduced for many securities.  This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Fund’s Board of Directors (the “Board”).

The following table summarizes the classification of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2014:

LEVEL	Investments in Securities
Level 1	$37,193,626
Level 2	$812,621
Level 3	$0*

*   See Note 3, non-marketable and restricted securities owned

Investment in Securities at Value
Level 3
Balance as of 6/30/14	$146
Realized/Unrealized gain/(loss)	($146)
Net purchases	0
Transfer into Level 3	0
Transfer out of Level 3	0
Balance as of 12/31/14	$0

All transfers are recognized by the Fund at the end of each reporting period.

Under procedures approved by the Directors, the Advisor provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Notes to Financial Statements (unaudited)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Advisor convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at a fair value. The Advisor may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may be applied due to the nature or duration of any restrictions on the disposition of investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Advisor employs various methods for calibrating these valuation approaches including a regular view of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

Income Recognition

For all purposes other than financial reporting, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities. It is the Fund’s practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency.

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Counterparty Brokers

In the normal course of business, substantially all of the Fund’s money balances and security positions are custodied with the Fund’s custodial broker, SSBT. The Fund transacts with other brokers. The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Fund’s management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

Notes to Financial Statements (unaudited)

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Fund’s policy is to continue to comply with the provisions of the Internal Revenue Code of 1968, as amended, that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal income tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. For the six months ended December 31, 2014, a distribution from long-term capital gains of $0.596 per share and from short-term capital gains of $0.039 per share was declared on December 18, 2014.

NOTE 3. NON-MARKETABLE AND RESTRICTED SECURITIES OWNED

Investments in securities include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds purchased for $63,038. The bonds were listed on the New York Stock Exchange and had been trading in default since 1960. A “regulatory halt” on trading was imposed by the New York Stock Exchange in July 1995 and trading in the bonds was suspended as of December 28, 2006. The New York Stock Exchange has stated that following the suspension of trading, application will be made to the Securities and Exchange Commission to delist the issue. As of December 31, 2014, the position was valued at $0 by the Board, which approximates the bonds’ fair value.

Investments in securities also include 250,000 shares of Admiralty Holding Company, 20 shares of Ceramica Carabobo Class A ADR, 700 shares of Cuban Electric Company, 895 shares of Siderurgica Venezolana Sivensa, S.A. ADR, 79 shares of Siderurgica Venezolana Sivensa S.A. Series B, 70,348 shares of Waterloo Investment Holdings Ltd., 327,290 shares of Grupo Casa Saba, S.A.B. de C.V. and 3,844 shares of W Holding Company Inc. As of December 31, 2014, the positions were valued at $0 by the Board, which approximates their fair value.

Notes to Financial Statements (unaudited)

Two of the Fund’s holdings are currently segregated and restricted from transfer.  These securities are: $165,000 principal value Republic of Cuba bonds, 4.5%, 1977 in default with a fair value of $0, and 700 shares of Cuban Electric Company with a fair value of $0.

Security	% of Net Assets	Acquisition Date	Acquisition Cost	Shares/Units	Fair Value
Republic of Cuba 4.5%, 1977 bond	0%	2/15/1995	$52,850	140,000	$0
Republic of Cuba 4.5%, 1977 bond	0%	4/27/1995	10,188	25,000	0
Total	0%		$63,038	165,000	$0

Cuban Electric Company	0%	9/5/2005	$4,005	482	$0
Cuban Electric Company	0%	9/5/2005	1,812	218	0
Total	0%		$5,817	700	$0

Ceramica Carabobo Class A ADR	0%	1/5/1998	$4,400	11	$0
Ceramica Carabobo Class A ADR	0%	1/5/1998	881	2	0
Ceramica Carabobo Class A ADR	0%	1/5/1998	528	1	0
Ceramica Carabobo Class A ADR	0%	1/5/1998	1,938	6	0
Total	0%		$7,747	20	$0

Siderurgica Venezolana Sivensa, S.A. ADR	0%	3/30/1998	$8,414	895	$0
Total	0%		$8,414	895	$0

Siderurgica Venezolana Sivensa, S.A. Series B	0%	3/30/1998	$106	79	$0
Total	0%		$106	79	$0

Admiralty Holding Company	0%	10/30/2006	$830	40,000	$0
Admiralty Holding Company	0%	10/31/2006	450	20,000	0
Admiralty Holding Company	0%	11/1/2006	67	2,600	0
Admiralty Holding Company	0%	11/2/2006	3,667	187,400	0
Total	0%		$5,014	250,000	$0

Notes to Financial Statements (unaudited)

Security	% of Net Assets	Acquisition Date	Acquisition Cost	Shares/Units	Fair Value
Waterloo Investment Holdings Ltd.	0%	6/26/1996	$8,737	12,814	$0
Waterloo Investment Holdings Ltd.	0%	8/7/1996	530	801	0
Waterloo Investment Holdings Ltd.	0%	2/5/1997	621	891	0
Waterloo Investment Holdings Ltd.	0%	3/6/1997	0	0	0
Waterloo Investment Holdings Ltd.	0%	6/10/1997	11,332	12,000	0
Waterloo Investment Holdings Ltd.	0%	8/6/1997	657	894	0
Waterloo Investment Holdings Ltd.	0%	6/24/1998	5,506	3,000	0
Waterloo Investment Holdings Ltd.	0%	8/10/1998	9,585	6,000	0
Waterloo Investment Holdings Ltd.	0%	8/11/1998	4,792	3,000	0
Waterloo Investment Holdings Ltd.	0%	11/17/2005	1,128	1,000	0
Waterloo Investment Holdings Ltd.	0%	3/22/2006	1,890	2,195	0
Waterloo Investment Holdings Ltd.	0%	11/19/2007	5,757	27,754	0
Total	0%		$50,536	70,348	$0

Grupo Casa Saba, S.A.B. de C.V.	0%	8/10/1998	$28,457	41,730	$0
Grupo Casa Saba, S.A.B. de C.V.	0%	11/17/2005	17,841	10,000	0
Grupo Casa Saba, S.A.B. de C.V.	0%	3/23/2007	19,716	6,000	0
Grupo Casa Saba, S.A.B. de C.V.	0%	8/15/2007	37,511	10,000	0
Grupo Casa Saba, S.A.B. de C.V.	0%	8/16/2007	34,361	10,000	0
Grupo Casa Saba, S.A.B. de C.V.	0%	12/11/2007	7,770	2,000	0
Grupo Casa Saba, S.A.B. de C.V.	0%	12/12/2007	156,403	40,000	0
Grupo Casa Saba, S.A.B. de C.V.	0%	1/11/2008	30,873	8,000	0
Grupo Casa Saba, S.A.B. de C.V.	0%	1/15/2008	11,499	3,000	0
Grupo Casa Saba, S.A.B. de C.V.	0%	1/22/2008	7,268	2,000	0
Grupo Casa Saba, S.A.B. de C.V.	0%	11/30/2011	16,436	20,000	0
Grupo Casa Saba, S.A.B. de C.V.	0%	11/16/2012	37,715	100,000	0
Grupo Casa Saba, S.A.B. de C.V.	0%	11/23/2012	8,616	24,560	0
Grupo Casa Saba, S.A.B. de C.V.	0%	11/26/2012	15,775	50,000	0
Total	0%		$430,241	327,290	$0

W Holding Company Inc.	0%	10/10/2007	$14,240	120	$0
W Holding Company Inc.	0%	10/15/2007	4,420	40	0
W Holding Company Inc.	0%	11/2/2007	9,550	100	0
W Holding Company Inc.	0%	11/7/2007	16,992	200	0
W Holding Company Inc.	0%	12/11/2007	24,600	400	0
W Holding Company Inc.	0%	12/26/2007	28,700	400	0
W Holding Company Inc.	0%	12/31/2007	140,038	2,184	0
W Holding Company Inc.	0%	1/11/2008	1,035	18	0
W Holding Company Inc.	0%	1/11/2008	8,468	146	0
W Holding Company Inc.	0%	1/11/2008	13,806	236	0
Total	0%		$261,849	3,844	$0

Notes to Financial Statements (unaudited)

NOTE 4. TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the “Advisor”), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund’s investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund’s average daily net assets. Total fees for the six months ended December 31, 2014 amounted to $249,170, of which $127,018 is payable as of December 31, 2014.

The Fund reimbursed the Advisor in the amount of $13,456 for the portion of the chief compliance officer’s (the “CCO”) salary determined to be attributable to the services provided as CCO of the Fund, for the six months ended December 31, 2014.

NOTE 5. INVESTMENT TRANSACTIONS

During the six months ended December 31, 2014, purchases and sales of investment securities were $9,489,271 and $4,074,707, respectively.

At December 31, 2014, the Fund’s investment portfolio had gross unrealized gains of $7,677,671 and gross unrealized losses of $3,513,094, resulting in a net unrealized gain of $4,164,577 for financial statement purposes.

NOTE 6. INCOME TAX INFORMATION

For financial statement purposes, the Fund’s net investment loss for the year ended June 30, 2014 does not differ from the net investment loss for tax purposes. Realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

As of June 30, 2014, for tax purposes the Fund’s undistributed net investment loss was $0 and its accumulated net realized gain on investments was $3,563,497.

The cost basis of securities owned for financial statement purposes is lower than the cost basis for income tax purposes by $343,521 due to wash sale adjustments. As of June 30, 2014, gross unrealized gains were $6,961,728 and gross unrealized losses were $2,768,764 for income tax purposes.

Permanent differences accounted for during the year ended June 30, 2014 result from differences between book and tax accounting for the characterization of foreign currency losses and the write-off of the Fund’s net investment loss for tax purposes. Such amounts have been reclassified as follows:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss on Investments	Additional Paid in Capital
Year ended June 30, 2014	$267,942	($366,757)	$98,815

Notes to Financial Statements (unaudited)

In accordance with GAAP, the Fund is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states and foreign jurisdictions. Generally the Fund is no longer subject to income tax examinations by major taxing authorities for years before June 30, 2010. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized results in the Fund recording a tax liability that reduces ending net assets. This policy has been applied to all existing tax positions upon the Fund’s initial adoption for the period ended June 30, 2009. Based on its analysis, the Fund has determined that the adoption of this policy did not have a material impact on the Fund’s financial statements upon adoption. However, the Fund’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, ongoing analyses of and changes to tax laws, regulations and interpretations thereof.

The Fund’s policy would be to recognize accrued interest expense to unrecognized tax benefits in interest expense and penalties in operating expenses. There were none for the year ended June 30, 2014.

NOTE 7. CAPITAL STOCK TRANSACTIONS

2007 Rights Offering

On October 26, 2007, the Fund issued 1,812,293 common shares in connection with a rights offering. Stockholders of record September 26, 2007 were issued one non-transferable right for every share owned on that date. The rights entitled the stockholders to purchase one new common share for every right held. In addition, the Fund had the discretion to increase the number of shares of common stock subject to subscription by up to 100% of the shares offered, or up to an additional 1,678,556 shares of common stock.

The subscription price was equal to 85% of the average volume-weighted sales price per share of the Fund’s common stock on the NASDAQ Capital Market on October 26, 2007 and the four preceding trading days. The final subscription price was $10.04 per share. Net proceeds to the Fund were $18,075,138 after deducting rights offering costs of $120,284. The net asset value of the Fund’s common shares was increased by approximately $0.09 per share as a result of the share issuance.

2014 Rights Offering

On December 12, 2014, the Fund issued 1,856,535 common shares in connection with a rights offering. Stockholders of record October 9, 2014 were issued one non-transferable right for every share owned on that date. The rights entitled the stockholders to purchase one new common share for every three rights held. In addition, the Fund had the discretion

Notes to Financial Statements (unaudited)

to increase the number of shares of common stock subject to subscription by up to 50% of the shares offered, or up to an additional 618,845 shares of common stock.

The subscription price was equal to 95% of the average volume-weighted closing sales price per share of the Fund’s common stock on the NASDAQ Capital Market on December 4, 2014 and the four preceding trading days. The final subscription price was $6.77 per share. The Fund issued the entire 50% optional secondary oversubscription. Net proceeds to the Fund were estimated at $12,416,896 after deducting estimated expenses of $149,989. The net asset value of the Fund’s common shares was decreased by approximately $0.81 per share, using the Fund’s June 30, 2014 net asset value, as a result of the share issuance.

Year-End Distributions

On December 26, 2012, the Fund paid a year-end distribution of $0.196 per share in cash.

On January 7, 2014, the Fund paid a year-end distribution of $1.140 per share in stock. Stockholders were also given the option of receiving the payment in cash. Shares were purchased in the open market to pay the distribution at a reinvestment price of $8.2657 per share including brokerage commissions.

On December 18, 2014 the Fund announced a year-end distribution of $0.635 per share in cash, payable on January 7, 2015.

NOTE 8. SUBSEQUENT EVENTS

On January 7, 2015 the Fund paid a year-end distribution of $0.635 per share in cash. Stockholders enrolled in the Fund’s dividend reinvestment plan received stock, issued by the Fund at $7.85 per share, equal to 95% of the closing market price of the stock on January 7, 2015, pursuant to the Fund’s Dividend Reinvestment Plan. The Fund issued a total of 29,978 common shares in connection with its year-end distribution.

Results of November 10, 2014 Stockholder Meeting

The annual meeting of stockholders of the Fund was held on November 10, 2014 to consider three proposals. The results were as follows: (i) Thomas J. Herzfeld was elected a Class III Director for a term of three years, and (ii) proposals to revise the fundamental investment policy regarding borrowing money and issuing senior securities, and to approve an amendment to the investment advisory agreement to reflect the inclusion of borrowing for investment purposes and other financial leverage in the calculation of the advisory fees, did not achieve quorum for these matters and it was determined not to adjourn the meeting for further solicitation.

Proposal 1 - Election of a Class III Director

At the meeting one nominee for a Director post was elected as follows:

	Votes For	Votes Withheld
Thomas J. Herzfeld	2,848,261	239,207

The terms of office as directors of Kay W. Tatum, John A. Gelety, Ann S. Lieff and Cecilia L. Gondor continued after the meeting.

At the meeting Proposal 2 and 3 were not approved by stockholders as quorum to vote on such matters was not achieved. As of the date of the meeting, the votes received for Proposals 2 and 3 were as follows:

Proposal 2 - Revision to the Fundamental Investment Policy Regarding Borrowing Money and Issuing Senior Securities

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
969,354	131,738	27,801	1,958,574

Proposal 3 - Approval of an Amendment to the Investment Advisory Agreement to Reflect the Inclusion of Borrowing for Investment Purposes and Other Financial Leverage in the Calculation of the Advisory Fees

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
841,186	260,048	27,659	1,958,574

Dividend Reinvestment Plan

Registered holders (“Stockholders”) of shares of common stock, $0.001 par value (“Common Stock”) of Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) will automatically be enrolled (“Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows:

1.
State Street Bank & Trust Company (the “Agent”) will act as agent for each Participant. The Agent will open an account for each registered shareholder as a Participant under the Plan in the same name in which such Participant’s shares of Common Stock are registered.

2.
CASH OPTION. Pursuant to the Fund’s Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions payable in cash (“Distributions”) will be automatically reinvested by the Agent in additional Common Stock of the Fund. Stockholders who elect not to participate in the Plan will receive all cash distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by the Agent, as dividend paying agent. Stockholders and Participants may elect not to participate in the Plan and to receive all cash distributions of dividends and capital gains in cash by sending written instructions to the Agent, as dividend paying agent, at the address set forth below.

3.
MARKET PREMIUM ISSUANCES. If on the payment date for a Distribution, the net asset value per Common Stock is equal to or less than the market price per Common Stock plus estimated brokerage commissions, the Agent shall receive newly issued Common Stock (“Additional Common Stock”) from the Fund for each Participant’s account. The number of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.

4.
MARKET DISCOUNT PURCHASES. If the net asset value per Common Stock exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on each Participant’s Common Stock to purchase Common Stock on the open market. In the event of a market discount on the payment date, the Agent will have 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all Common Stock purchased by the

Dividend Reinvestment Plan (continued)

Agent as Agent shall be the price per Common Stock allocable to each Participant. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Stock as of the payment date, the purchase price paid by Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer Common Stock than if such Distribution had been paid in Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Stock at the net asset value per Common Stock at the close of business on the last purchase date. Participants should note that they will not be able to instruct the Agent to purchase Common Stock at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where Common Stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Common Stock within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Common Stock acquired. The Agent may commingle Participants’ funds to be used for open-market purchases of the Fund’s shares and the price per share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions and other related costs) of all Fund shares purchased by Agent. The rules and regulations of the Securities and Exchange Commission may require the Agent to limit the Agent’s market purchases or temporarily cease making market purchases for Participants.

5.
The market price of Common Stock on a particular date shall be the last sales price on the securities exchange where the Common Stock are listed on that date (currently the NASDAQ Capital Market)(the “Exchange”), or, if there is no sale on the Exchange on that date, then the average between the closing bid and asked quotations on the Exchange on such date will be used. The net asset value per Common Stock on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund.

6.
Whenever the Agent receives or purchases shares or fractional interests for a Participant’s account, the Agent will send such Participant a notification of the transaction as soon as practicable. The Agent will hold such shares and fractional interests as such Participant’s agent and may hold them in the Agent’s name or the name of the Agent’s nominee. The Agent will not send a Participant stock certificates for shares unless a Participant so requests in writing or unless a Participant’s account is terminated as stated below. The Agent will vote any shares so held for a Participant in accordance with any proxy returned to the Fund by such Participant in respect of the shares of which such Participant is the record holder.

Dividend Reinvestment Plan (continued)

7.
There is presently no service charge for the Agent serving as Participants’ agent and maintaining Participants’ accounts. The Agent may, however, charge Participants for extra services performed at their request. The Plan may be amended in the future to impose a service charge. In acting as Participants’ agent under the Plan, the Agent shall be liable only for acts, omissions, losses, damages or expenses caused by the Agent’s willful misconduct or gross negligence. In addition, the Agent shall not be liable for any taxes, assessments or governmental charges which may be levied or assessed on any basis whatsoever in connection with the administration of the Plan.

8.
The Agent may hold each Participant’s Common Stock acquired pursuant to the Plan together with the Common Stock of other Stockholders of the Fund acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of the Agent’s nominee. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than 60 days, after the date thereof. Upon a Participant’s request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full Common Stock. Although each Participant may from time to time have an undivided fractional interest in a Common Share of the Fund, no certificates for a fractional share will be issued. Similarly, Participants may request to sell a portion of the Common Stock held by the Agent in their Plan accounts by calling the Agent, writing to the Agent, or completing and returning the transaction form attached to each Plan statement. The Agent will sell such Common Stock through a broker-dealer selected by the Agent within 5 business days of receipt of the request. The sale price will equal the weighted average price of all Common Stock sold through the Plan on the day of the sale, less brokerage commissions. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. Any share dividends or split shares distributed by the Fund on Common Stock held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Stockholders rights to purchase additional Common Stock, the Common Stock held for each Participant under the Plan will be added to other Common Stock held by the Participant in calculating the number of rights to be issued to each Participant.

If a Participant holds more than one Common Stock Certificate registered in similar but not identical names or if more than one address is shown for a Participant on the Fund’s records, all of such Participant’s shares of Common Stock must be put into the same name and address if all of them are to be covered by one account. Additional shares subsequently acquired by a Participant otherwise than through the Plan will be covered by the Plan.

9.
The reinvestment of Distributions does not relieve Participants of any federal, state or local taxes which may be payable (or required to be withheld on Distributions.) Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

Dividend Reinvestment Plan (continued)

10.
Each registered Participant may terminate his or her account under the Plan by notifying the Agent in writing at State Street Bank and Trust, P.O. Box 642, Boston, MA 02117-0642, or by calling the Agent at (617) 662-2760. Such termination will be effective with respect to a particular Distribution if the Participant’s notice is received by the Agent prior to such Distribution record date. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 60 days prior to the effective date of the termination. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him. If preferred, a Participant may request the sale of all of the Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan. If any Participant elects in advance of such termination to have Agent sell part or all of his shares, Agent is authorized to deduct from the proceeds the brokerage commissions incurred for the transaction. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Agent in writing at the address above.

11.
These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund.

12.	These terms and conditions shall be governed by the laws of the State of Maryland.

Dated: November 22, 2006

Discussion Regarding the Approval of the Investment Advisory Agreement

The Fund’s Board of Directors (the “Board”), including a majority of those directors who are not “interested persons” as such term is defined in the 1940 Act (“Independent Directors”), unanimously approved the continuance of the investment advisory agreement between the Fund and the Advisor (the “Agreement”) at a meeting held on August 6, 2014. (At the same meeting, the Board also approved an amendment to the Agreement contingent upon stockholders’ approval at the annual meeting of stockholders held on November 10, 2014. Such Amendment was not approved by stockholders and, accordingly, did not take effect. See “Results of November 10, 2014 Stockholder Meeting” in this report for additional information.)

In connection with its approval of the continuance of the Agreement, the Board was provided with written materials provided by the Adviser and by the Fund’s legal counsel including (i) a memorandum from the Fund’s legal counsel regarding the Directors’ responsibilities in evaluating and approving the Agreement, (ii) a letter from the Adviser containing detailed information about the Adviser’s services to the Fund, Fund performance, allocation of Fund transactions, compliance and administration information, and the compensation received by the Adviser from the Fund; (iii) a copy of the Agreement between the Fund and the Adviser; (iv) audited financial statements for the Adviser for the year-ended December 31, 2013 and unaudited financial statements for the six months ended June 30, 2014; (v) the Adviser’s Form ADV Parts I and II; (vi) comparative performance data for the Fund relative to peer funds (foreign equity funds including Latin American regional and single country funds) for the twelve-month period ended December 31, 2013 and the twelvemonth period ended June 30, 2014; and (vii) comparative expense ratio and fee data for the Fund relative to peer funds.

During its deliberations on whether to approve the continuance of the Agreement, the Board considered many factors. The Board considered the nature, extent and quality of the services to be provided by the Adviser and determined that such services will meet the needs of the Fund and its stockholders. The Board reviewed the services provided to the Fund by the Adviser as compared to services provided by other advisers, which manage investment companies with investment objectives, strategies and policies similar to those of the Fund, the Adviser’s history and experience providing investment services to the Fund and its knowledge of the closed-end fund industry’s use of leverage. The Board concluded that the nature, extent and quality of the services provided by the Adviser were appropriate and consistent with the terms of the Agreement that the quality of those services had been consistent with industry norms and that the Fund was likely to benefit from the continued provision of those services. The Board also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated its continuing ability to attract and retain qualified personnel.

Both at the meeting and on an ongoing basis throughout the year, the Board considered and evaluated the investment performance of the Fund and reviewed the Fund’s performance relative to other investment companies and funds in the Mexico and Latin America regions.

Discussion Regarding the Approval of the Investment Advisory Agreement (continued)

The Board considered performance of the Fund, noting that the Fund’s net asset value performance was in line with funds used in the comparative data for the twelve-month period ended December 31, 2013 and twelve-month period ended June 30, 2014. The Board concluded that the performance of the Fund was within an acceptable range of performance relative to other funds used in the comparison.

The Board considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser providing services to the Fund, as well as the Adviser’s profitability. The Board considered the advisory fees paid to the Adviser by the Fund and relevant comparable fee data and statistics of Latin American-specialist and small foreign equity funds. The Board noted that there are no funds with which to make a direct comparison because of the Fund’s unique strategy. The Board also noted that the Fund is considerably smaller than many Latin American regional funds, and, therefore its total expense ratio is relatively higher than funds presented in comparison. The Board further discussed the services by the Adviser and concluded that the advisory services performed were efficient and satisfactory and that the fee charged was reasonable and not excessive. The Board further considered that, to the extent leverage is used, the Adviser would be responsible for managing the additional borrowed assets and would be required to expend additional resources in managing such assets. In addition, the use of leverage would increase the complexity of the administrative and oversight responsibilities associated with securing and monitoring leverage for the Fund. The Board considered the expense ratio of the Fund on a historical basis, and the impact the use of leverage may have on the expense ratio in the future. The Board concluded that the Adviser’s fees and profits derived from its relationship with the Fund in light of its expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies.

The Board also considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of stockholders. The Board recognized that because of the closed-end structure of the Fund, and that, except in unusual circumstances, there is no influx of additional capital, this particular factor is less relevant to the Fund than it would typically be to an open-end fund. The Board concluded that only marginal economies of scale could be achieved through the growth of assets since the Fund is a closed-end fund.

The Board also considered its deliberations regarding the Adviser’s services and performance from the regular Board meetings held throughout the year, including the Board’s discussion of the Fund’s investment objective, long-term performance, investment style and process. The Board noted the high level of diligence with which it reviews and evaluates the Adviser throughout the year and the extensive information provided with respect to the Adviser’s performance and the Fund’s expenses on a quarterly basis. The Board also considered whether any events occurred that would constitute a reason not to renew the Agreement and concluded there were not.

Discussion Regarding the Approval of the Investment Advisory Agreement (continued)

After deliberation and further consideration of the factors discussed above and information presented at the August 6, 2014 meeting and at previous meetings of the Board, the Board, including the Independent Directors, approved the continuation of the Agreement for an additional one-year period. In arriving at its decision, the Board and the Independent Directors did not identify any single matter, factor or consideration as controlling, but made their determination in light of all the circumstances. The Board based its decision to approve the Agreement on all the relevant factors in light of its reasonable business judgment, and with a view to future long-term considerations.

Quarterly Portfolio Reports

The Fund files quarterly schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q is available by link on the Fund’s website at www.herzfeld.com, by calling the Fund at 800-TJH-FUND, or on the SEC’s EDGAR database at www.sec.gov. In addition, the Form N-Q can be reviewed and copied at the SEC’s public reference room in Washington, D.C. More information about the SEC’s website or the operation of the public reference room can be obtained by calling the SEC at 1-800-732-0330.

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities from July 1, 2013 to June 30, 2014, and a description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC’s website at www.sec.gov.

Privacy Policy

Information We Collect

We collect nonpublic information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others through transactions and conversations over the telephone.

Information We Disclose

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

Our Security Procedures

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

Officers and Directors

Officers

THOMAS J. HERZFELD
Director, Chairman of the Board,
President and Portfolio Manager
ERIK M. HERZFELD
Portfolio Manager
REANNA J. M. LEE
Secretary, Treasurer,
Chief Compliance Officer

Independent Directors

JOHN A. GELETY
Director
ANN S. LIEFF
Director
KAY W. TATUM, Ph.D.
Director

Interested Directors

CECILIA L. GONDOR
Director

THE HERZFELD CARIBBEAN BASIN FUND, INC.
119 Washington Avenue
Suite 504
Miami Beach, FL 33139

ITEM 2. CODE OF ETHICS.

(a) This item is inapplicable to semi-annual report on Form N-CSR.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

This item is inapplicable to semi-annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

This item is inapplicable to semi-annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is inapplicable to semi-annual report on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is inapplicable to semi-annual report on Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) This item is inapplicable to semi-annual report on Form N-CSR.

(b) During the period ended December 31, 2014, there were no changes of any of the Portfolio Managers.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (beginning July 1, 2014 and ending July 31, 2014)	0	n/a	n/a	n/a
Month #2 (beginning August 1, 2014 and ending August 31, 2014)	0	n/a	n/a	n/a
Month #3 (beginning September 1, 2014 and ending September 30, 2014)	0	n/a	n/a	n/a
Month #4 (beginning October 1, 2014 and ending October 31, 2014)	0	n/a	n/a	n/a
Month #5 (beginning November 1, 2014 and ending November 30, 2014)	0	n/a	n/a	n/a
Month #6 (beginning December 1, 2014 and ending December 31, 2014)	333,994*	$6.77	333,994*	n/a
Total	333,994*	$6.77	333,994*	n/a

*	These shares were purchased by Thomas J. Herzfeld for his accounts in connection with a rights offering completed on December 4, 2014. Mr. Herzfeld is a director and officer of the Registrant and a controlling person of the Registrant’s investment adviser. Accordingly, Mr. Herzfeld may be deemed an “affiliated purchaser” of the Registrant’s shares as such term is defined by Rule 10b-18(a)(3) under the Exchange Act of 1934.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of ethics that is the subject of the disclosure required by Item 2 is incorporated by reference to Exhibit 99.CodeEth of the registrant’s Form N-CSR filed on August 31, 2011.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.302 Cert.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.906 Cert.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.

By: /s/ Thomas J. Herzfeld
Thomas J. Herzfeld
President and Chairman

Date: March 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Herzfeld
Thomas J. Herzfeld
President and Chairman

Date: March 5, 2015

By:	/s/ Reanna J. M. Lee
Reanna J. M. Lee
Secretary and Treasurer
(Principal Financial Officer)

Date: March 5, 2015